TESSCO TECHNOLOGIES INCORPORATED

    Historical segment information for the first and second quarters of fiscal year 2012 and all quarters of fiscal year 2011, and segment information for fiscal years 2011 and 2010 is presented in tabular format below.  This information is presented to provide historical information in a manner consistent with the internal organizational changes discussed in the Quarterly Report on Form 10-Q filed for the period ended September 25, 2011.

Historical Segment Information (in thousands and unaudited):

	Three months ended September 25, 2011
	Commercial Segment	Retail Segment	Total
Revenues
Public carrier, contractor & program manager market	$20,065	$-	$20,065
Private system operator & government market	31,268	-	31,268
Commercial dealer & reseller market	31,257	-	31,257
Retailer, dealer agent & Tier 2/3 carrier market	-	26,847	26,847
Revenues, excluding Tier 1 carrier market	82,590	26,847	109,437
Tier 1 carrier market	-	39,400	39,400
Total revenues	82,590	66,247	148,837

Gross Profit
Public carrier, contractor & program manager market	4,309	-	4,309
Private system operator & government market	8,763	-	8,763
Commercial dealer & reseller market	8,962	-	8,962
Retailer, dealer agent & Tier 2/3 carrier market	-	5,911	5,911
Gross profit, excluding Tier 1 carrier market	22,034	5,911	27,945
Tier 1 carrier market	-	6,045	6,045
Total gross profit	22,034	11,956	33,990

Directly allocatable expenses	10,322	6,701	17,023
Segment net profit contribution	$11,712	$5,255	16,967
Corporate support expenses			11,210
Income before provision for income taxes			$5,757

	Three months ended June 26, 2011
	Commercial Segment	Retail Segment	Total
Revenues
Public carrier, contractor & program manager market	$18,166	$-	$18,166
Private system operator & government market	31,273	-	31,273
Commercial dealer & reseller market	28,880	-	28,880
Retailer, dealer agent & Tier 2/3 carrier market	-	28,695	28,695
Revenues, excluding Tier 1 carrier market	78,319	28,695	107,014
Tier 1 carrier market	-	56,501	56,501
Total revenues	78,319	85,196	163,515

Gross Profit
Public carrier, contractor & program manager market	4,349	-	4,349
Private system operator & government market	9,369	-	9,369
Commercial dealer & reseller market	8,150	-	8,150
Retailer, dealer agent & Tier 2/3 carrier market	-	6,084	6,084
Gross profit, excluding Tier 1 carrier market	21,868	6,084	27,952
Tier 1 carrier market	-	9,248	9,248
Total gross profit	21,868	15,332	37,200

Directly allocatable expenses	10,024	6,817	16,841
Segment net profit contribution	$11,844	$8,515	20,359
Corporate support expenses			12,939
Income before provision for income taxes			$7,420

	Three months ended March 27, 2011
	Commercial Segment	Retail Segment	Total
Revenues
Public carrier, contractor & program manager market	$17,477	$-	$17,477
Private system operator & government market	26,887	-	26,887
Commercial dealer & reseller market	28,915	-	28,915
Retailer, dealer agent & Tier 2/3 carrier market	-	30,066	30,066
Revenues, excluding Tier 1 carrier market	73,279	30,066	103,345
Tier 1 carrier market	-	26,955	26,955
Total revenues	73,279	57,021	130,300

Gross Profit
Public carrier, contractor & program manager market	4,054	-	4,054
Private system operator & government market	7,478	-	7,478
Commercial dealer & reseller market	7,930	-	7,930
Retailer, dealer agent & Tier 2/3 carrier market	-	6,367	6,367
Gross profit, excluding Tier 1 carrier market	19,462	6,367	25,829
Tier 1 carrier market	-	4,529	4,529
Total gross profit	19,462	10,896	30,358

Directly allocatable expenses	11,268	6,904	18,172
Segment net profit contribution	$8,194	$3,992	12,186
Corporate support expenses			9,646
Income before provision for income taxes			$2,540

	Three months ended December 26, 2010
	Commercial Segment	Retail Segment	Total
Revenues
Public carrier, contractor & program manager market	$23,546	$-	$23,546
Private system operator & government market	30,966	-	30,966
Commercial dealer & reseller market	28,553	-	28,553
Retailer, dealer agent & Tier 2/3 carrier market	-	28,963	28,963
Revenues, excluding Tier 1 carrier market	83,065	28,963	112,028
Tier 1 carrier market	-	55,912	55,912
Total revenues	83,065	84,875	167,940

Gross Profit
Public carrier, contractor & program manager market	5,497	-	5,497
Private system operator & government market	7,777	-	7,777
Commercial dealer & reseller market	7,931	-	7,931
Retailer, dealer agent & Tier 2/3 carrier market	-	5,301	5,301
Gross profit, excluding Tier 1 carrier market	21,205	5,301	26,506
Tier 1 carrier market	-	7,297	7,297
Total gross profit	21,205	12,598	33,803

Directly allocatable expenses	12,010	8,081	20,091
Segment net profit contribution	$9,195	$4,517	13,712
Corporate support expenses			9,494
Income before provision for income taxes			$4,218

	Three months ended September 26, 2010
	Commercial Segment	Retail Segment	Total
Revenues
Public carrier, contractor & program manager market	$24,229	$-	$24,229
Private system operator & government market	26,652	-	26,652
Commercial dealer & reseller market	31,681	-	31,681
Retailer, dealer agent & Tier 2/3 carrier market	-	26,165	26,165
Revenues, excluding Tier 1 carrier market	82,562	26,165	108,727
Tier 1 carrier market	-	56,299	56,299
Total revenues	82,562	82,464	165,026

Gross Profit
Public carrier, contractor & program manager market	5,618	-	5,618
Private system operator & government market	6,915	-	6,915
Commercial dealer & reseller market	8,284	-	8,284
Retailer, dealer agent & Tier 2/3 carrier market	-	6,126	6,126
Gross profit, excluding Tier 1 carrier market	20,817	6,126	26,943
Tier 1 carrier market	-	9,827	9,827
Total gross profit	20,817	15,953	36,770

Directly allocatable expenses	12,211	8,433	20,644
Segment net profit contribution	$8,606	$7,520	16,126
Corporate support expenses			10,689
Income before provision for income taxes			$5,437

	Three months ended June 27, 2010
	Commercial Segment	Retail Segment	Total
Revenues
Public carrier, contractor & program manager market	$21,758	$-	$21,758
Private system operator & government market	24,015	-	24,015
Commercial dealer & reseller market	28,064	-	28,064
Retailer, dealer agent & Tier 2/3 carrier market	-	24,918	24,918
Revenues, excluding Tier 1 carrier market	73,837	24,918	98,755
Tier 1 carrier market	-	43,198	43,198
Total revenues	73,837	68,116	141,953

Gross Profit
Public carrier, contractor & program manager market	4,970	-	4,970
Private system operator & government market	6,808	-	6,808
Commercial dealer & reseller market	7,572	-	7,572
Retailer, dealer agent & Tier 2/3 carrier market	-	5,152	5,152
Gross profit, excluding Tier 1 carrier market	19,350	5,152	24,502
Tier 1 carrier market	-	7,848	7,848
Total gross profit	19,350	13,000	32,350

Directly allocatable expenses	11,607	8,062	19,669
Segment net profit contribution	$7,743	$4,938	12,681
Corporate support expenses			9,321
Income before provision for income taxes			$3,360

	Fiscal Year Ended March 27, 2011
	Commercial Segment	Retail Segment	Total
Revenues
Public carrier, contractor & program manager market	$87,010	$-	$87,010
Private system operator & government market	108,520	-	108,520
Commercial dealer & reseller market	117,213	-	117,213
Retailer, dealer agent & Tier 2/3 carrier market	-	110,112	110,112
Revenues, excluding Tier 1 carrier market	312,743	110,112	422,855
Tier 1 carrier market	-	182,364	182,364
Total revenues	312,743	292,476	605,219

Gross Profit
Public carrier, contractor & program manager market	20,139	-	20,139
Private system operator & government market	28,978	-	28,978
Commercial dealer & reseller market	31,717	-	31,717
Retailer, dealer agent & Tier 2/3 carrier market	-	22,946	22,946
Gross profit, excluding Tier 1 carrier market	80,834	22,946	103,780
Tier 1 carrier market	-	29,501	29,501
Total gross profit	80,834	52,447	133,281

Directly allocatable expenses	47,096	31,480	78,576
Segment net profit contribution	$33,738	$20,967	54,705
Corporate support expenses			39,150
Income before provision for income taxes			$15,555

	Fiscal Year Ended March 28, 2010
	Commercial Segment	Retail Segment	Total
Revenues
Public carrier, contractor & program manager market	$63,808	$-	$63,808
Private system operator & government market	108,429	-	108,429
Commercial dealer & reseller market	94,541	-	94,541
Retailer, dealer agent & Tier 2/3 carrier market	-	78,727	78,727
Revenues, excluding Tier 1 carrier market	266,778	78,727	345,505
Tier 1 carrier market	-	176,527	176,527
Total revenues	266,778	255,254	522,032

Gross Profit
Public carrier, contractor & program manager market	15,228	-	15,228
Private system operator & government market	28,029	-	28,029
Commercial dealer & reseller market	25,922	-	25,922
Retailer, dealer agent & Tier 2/3 carrier market	-	19,631	19,631
Gross profit, excluding Tier 1 carrier market	69,179	19,631	88,810
Tier 1 carrier market	-	34,515	34,515
Total gross profit	69,179	54,146	123,325

Directly allocatable expenses	38,563	27,855	66,418
Segment net profit contribution	$30,616	$26,291	56,907
Corporate support expenses			42,169
Income before provision for income taxes			$14,738

    Supplemental revenue and gross profit information by product category is presented in tabular form below.  The product category revenue and gross profit amounts presented below for the first and second quarters of fiscal 2011 reflect refinement and some reclassifications between product categories, as compared to that presented for the same periods in our Quarterly Report on Form 10-Q filed for the period ended September 25, 2011.  We believe that this approach provides for a better current year presentation.

Supplemental Historical Product Category Information (in thousands and unaudited):

Three months ended September 25, 2011
Revenues
Base station infrastructure	$49,464
Network systems	19,140
Installation, test and maintenance	12,129
Mobile device accessories	68,104
Total revenues	148,837

Gross Profit
Base station infrastructure	14,928
Network systems	3,771
Installation, test and maintenance	2,616
Mobile device accessories	12,675
Total gross profit	33,990

Three months ended June 26, 2011
Revenues
Base station infrastructure	$47,208
Network systems	19,473
Installation, test and maintenance	9,947
Mobile device accessories	86,887
Total revenues	163,515

Gross Profit
Base station infrastructure	14,975
Network systems	3,874
Installation, test and maintenance	2,303
Mobile device accessories	16,048
Total gross profit	37,200

Three months ended March 27, 2011
Revenues
Base station infrastructure	$44,274
Network systems	15,860
Installation, test and maintenance	11,613
Mobile device accessories	58,553
Total revenues	130,300

Gross Profit
Base station infrastructure	12,944
Network systems	3,496
Installation, test and maintenance	2,451
Mobile device accessories	11,467
Total gross profit	30,358

Three months ended December 26, 2010
Revenues
Base station infrastructure	$48,571
Network systems	16,627
Installation, test and maintenance	14,393
Mobile device accessories	88,349
Total revenues	167,940

Gross Profit
Base station infrastructure	14,171
Network systems	3,440
Installation, test and maintenance	2,867
Mobile device accessories	13,325
Total gross profit	33,803

Three months ended September 26, 2010
Revenues
Base station infrastructure	$51,541
Network systems	18,372
Installation, test and maintenance	10,289
Mobile device accessories	84,824
Total revenues	165,026

Gross Profit
Base station infrastructure	14,194
Network systems	2,883
Installation, test and maintenance	2,506
Mobile device accessories	17,187
Total gross profit	36,770

Three months ended June 27, 2010
Revenues
Base station infrastructure	$48,201
Network systems	14,321
Installation, test and maintenance	9,947
Mobile device accessories	69,484
Total revenues	141,953

Gross Profit
Base station infrastructure	13,204
Network systems	2,289
Installation, test and maintenance	2,920
Mobile device accessories	13,937
Total gross profit	32,350

Fiscal Year Ended March 27, 2011
Revenues
Base station infrastructure	$192,587
Network systems	65,180
Installation, test and maintenance	46,242
Mobile device accessories	301,210
Total revenues	605,219

Gross Profit
Base station infrastructure	54,513
Network systems	12,108
Installation, test and maintenance	10,744
Mobile device accessories	55,916
Total gross profit	133,281

Fiscal Year Ended March 28, 2010
Revenues
Base station infrastructure	$171,434
Network systems	33,410
Installation, test and maintenance	53,594
Mobile device accessories	263,594
Total revenues	522,032

Gross Profit
Base station infrastructure	47,677
Network systems	4,982
Installation, test and maintenance	13,406
Mobile device accessories	57,260
Total gross profit	123,325